-----------------------------

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                              November 9, 2004

                   Bear Stearns Asset Backed Funding II Inc.
                         Whole Auto Loan Trust 2004-1
         ----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                        333-107577-02        20-0120396
    --------------------------------------------------------------------------
    (State or Other Jurisdiction    (Commission File     (I.R.S. Employer
    of Incorporation)               Number)              Identification No.)

    383 Madison Avenue
    New York, New York                                   10179
    --------------------------------------------------------------------------
    (Address of Principal                                (Zip Code)
    Executive Offices)

    Registrant's telephone number, including area code:  (212) 272-2000

                                   No Change
                       --------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Section 8.  Other Events.

         Item 8.01.  Other Events.

         Entry into Sale and Servicing Agreement, Amended and Restated Trust
         -------------------------------------------------------------------
         Agreement, Indenture and Receivables Purchase Agreements
         --------------------------------------------------------

                  On November 9, 2004, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2004-1 (the "Trust"). Also on November 9, 2004, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank, a New York banking corporation), as indenture trustee. Additionally, on November 9, 2004, Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT III Receivables Purchase Agreement"), between Auto Loan Funding Trust III, as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, and (3) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the ALFT II Receivables Purchase Agreement and the ALFT III Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser.

                  The Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Receivables Purchase Agreements are annexed hereto as Exhibits 4.1, 4.2, 99.1, 99.2, 99.3 and 99.4, respectively.

         Section 9.  Financial Statements and Exhibits.


         Item 9.01.  Financial Statements and Exhibits.
                     ----------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                      4.1 Amended and Restated Trust Agreement dated as of November 9, 2004.

                      4.2        Indenture dated as of November 9, 2004.

                      99.1 Sale and Servicing Agreement dated as of November 9, 2004.

                      99.2 ALFT II Receivables Purchase Agreement dated as of November 9, 2004.


                      99.3 ALFT III Receivables Purchase Agreement dated as of November 9, 2004.


                      99.4 ALFT IV Receivables Purchase Agreement dated as of November 9, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED FUNDING II INC.



                                    By:   /s/ Brant Brooks
                                        -------------------------------------
                                         Name:  Brant Brooks
                                         Title: Senior Vice President



Dated: November 15, 2004

                                 EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

4.1                     Amended and Restated Trust Agreement dated as of
                        November 9, 2004.
4.2                     Indenture dated as of November 9, 2004.
99.1                    Sale and Servicing Agreement dated as of November 9,
                        2004.
99.2                    ALFT II Receivables Purchase Agreement dated as of
                        November 9, 2004.
99.3                    ALFT III Receivables Purchase Agreement dated as of
                        November 9, 2004.
99.4                    ALFT IV Receivables Purchase Agreement dated as of
                        November 9, 2004.